OPTIMUM FUND TRUST

Optimum Large Cap Growth Fund
(the "Fund")

Supplement to the Fund's Statement of Additional Information
dated July 29, 2007

On June 14, 2007, Thomas F. Marsico, Chief Executive Officer and Chief Investment Officer of Marsico Capital Management, LLC ("Marsico"), and Marsico Parent Company, LLC, a company controlled by Mr. Marsico, signed a definitive agreement to repurchase Marsico from a subsidiary of Bank of America. This transaction closed on December 14, 2007. In connection with the transaction, the second paragraph in the section "Investment Manager and Other Service Providers - The Sub-Advisers" on p. 41 of the Statement of Additional Information has been deleted and is replaced with the following:

Columbia WAM is an indirect, wholly-owned subsidiary of Columbia Management Group, Inc., which in turn is a wholly-owned subsidiary of Bank of America Corporation. T. Rowe Price is a wholly owned subsidiary of T. Rowe Price Group, which is a publicly traded financial services holding company. Societe Generale Asset Management owns approximately 95% of TCW's parent company (The TCW Group, Inc.) as of March 31, 2007. MFS is a subsidiary of Sun Life Financial Inc. of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc., a diversified financial services organization. H&W is a limited liability company, the primary members of which are HWCap Holdings, a limited liability company whose members are current and former employees of H&W, and Stephens-H&W, a limited liability company whose primary member is SF Holding Corp., which is a diversified holding company. Delafield is a division of Reich & Tang Asset Management, LLC ("RTAM"). RTAM is an indirect subsidiary of Natixis Global Asset Management, L.P. As of March 31, 2007, AllianceBernstein L.P. holds an ownership interest of 33.2% in AllianceBernstein, and AXA Financial Inc., a wholly owned subsidiary of AXA (a financial services holding company), holds direct and indirect ownership and other interests in AllianceBernstein which represent an approximate 63.3% economic interest in AllianceBernstein. AllianceBernstein's sole general partner is AllianceBernstein Corporation, which is an indirect wholly owned subsidiary of AXA. AAMI, a Delaware corporation and an SEC registered investment adviser, is a wholly owned subsidiary of Aberdeen Asset Management PLC.

In a matter unrelated to the above disclosure, all references to "Linsco/Private Ledger Corp." in the Fund's Statement of Additional Information are hereby replaced with "LPL Financial Corporation."

Please keep this Supplement for future reference.

This Supplement is dated February 29, 2008.